                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
                                            [_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
                          Pinnacle Data Systems, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
                          Pinnacle Data Systems, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
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Notes:

[LOGO]
           PDSi
PINNACLE DATA SYSTEMS, INC.
                          PINNACLE DATA SYSTEMS, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 25, 2002

To the Shareholders of
PINNACLE DATA SYSTEMS, INC.:

   The Annual Meeting of Shareholders of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), will be held at the Company's principal executive offices located at 6600 Port Road, Groveport, Ohio 43125 on Thursday April 25, 2002, at 10:00 a.m., local time, for the following purposes:

    1. To elect four Class II directors.

    2. To consider and vote upon a proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent accountants for the year ending December 31, 2002.

    3. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

   The close of business on March 1, 2002, has been established as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

   Please sign and return the enclosed proxy promptly so that your shares will be represented at the meeting. A return addressed envelope, which requires no postage, is enclosed. If you are able to attend the meeting, are the registered owner, and wish to vote in person, at your request we will cancel your proxy.

                                          By Order of the Board of Directors

                                          Joy S. Bair,
                                          Secretary

Dated: April 1, 2002

                          PINNACLE DATA SYSTEMS, INC.

                                PROXY STATEMENT

                                    GENERAL

   This Proxy Statement is being furnished to the holders of common shares, without par value, of the Company in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Company's Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices located at 6600 Port Road, Groveport, Ohio 43125 on Thursday April 25, 2002, at 10:00 a.m., local time, for the purposes set forth on the accompanying Notice of Annual Meeting.

   The approximate date on which this Proxy Statement and the form of proxy will be first sent to shareholders is April 1, 2002.

                              PROXIES AND VOTING

   The close of business on March 1, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. On the record date, 5,493,504 common shares were outstanding and entitled to vote. Each share is entitled to one vote.

   Only shareholders of record are entitled to vote. If you are a beneficial owner of the Company's common shares, you must provide instructions on voting to your nominee holder. In most cases, this is your broker or its nominee.

   All shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. If no choices are indicated on a proxy, the shares represented by that proxy will be voted in favor of the Company's nominees for directors and in favor of the proposal set forth on the accompanying Notice of Annual Meeting. Any proxy may be revoked by the record owner at any time prior to its exercise by delivering to the Company a subsequently dated proxy or by giving notice of revocation to the Company in writing or in open meeting. A shareholder's presence at the Annual Meeting will not by itself revoke the proxy.

   The shareholders of record that are present at the Annual Meeting, whether in person or by proxy, will constitute a quorum. Consequently, the Company need not count abstentions or broker non-votes to determine whether a quorum is present. A "broker non-vote" is a term used to describe a vote that a broker or other record owner that holds shares in street name is not authorized to cast because the broker has not received voting instructions from its customer, the beneficial owner, and does not have discretion to vote without such instructions or, if the broker does have such discretion, does not cast.

   Two different voting requirements apply to the proposals set forth in the accompanying Notice of Annual Meeting. Directors are elected by a plurality of votes, and thus the nominees who receive the highest number of votes will be elected (shareholders do not have the right to cumulate their votes in electing directors). As a result, assuming the nominees for director named in this proxy statement receive at least one vote and there is no competing slate of directors proposed for election, abstentions and broker non-votes will not have any effect on the election of directors. All other proposals must be approved by the affirmative vote of a majority of common shares present at the Annual Meeting, whether by the presence of the record shareholders themselves or by proxy. Abstentions and broker non-votes will be present at the Annual Meeting and thus will have the same effect as votes cast against such proposals.

                     PROPOSAL ONE:  ELECTION OF DIRECTORS

   At the Annual Meeting, all shares represented by proxies, unless otherwise specified, will be voted to elect the four Class II directors nominated below to a two-year term expiring in 2004. Each of the nominees presently is a director of the Company and each of the nominees has consented to be named in the proxy statement and to serve if elected. On July 19, 2001, Mr. Sayre was appointed by the Board of Directors to fill a vacancy in Class II and was nominated for election as a Class II Director. If any nominee named below as a director is unable to serve (which is not anticipated), the persons named in the proxy may vote for another nominee of their choice.

   The number of Class I and Class II directors has been fixed at four each. There is one vacancy among the Class I directors because the Company believes that it is desirable to have a vacancy available to be filled by the Board of Directors, without the time and expense involved in holding a special meeting of shareholders, in the event that an individual who is able to make a valuable contribution as a director becomes available during the year. No decision has been made to fill the vacancy, nor has any candidate been considered and approved by the Board of Directors.

   Proxies cannot be voted at the Annual Meeting for a greater number of individuals than the four nominees named in this Proxy Statement. However, additional nominations can be made by shareholders at the meeting. The following is information about the four individuals nominated by the Board of Directors for election as Class II Directors:

                              Class II Directors
                            (Nominees for Election)

                                                                       Director
                                                                        of the           Shares
     Name of Director and           Principal Occupation(s) During the Company  Beneficially Owned as of       Percent
   Position with the Company    Age          Past Five Years            Since      March 1, 2002/(1)/          of Class
   -------------------------    --- ---------------------------------- -------- ------------------------       --------
John D. Bair,.................. 36  Chairman and Chief Executive         1989          1,443,924/(2)(3)(4)(5)/   25.7%
Chairman of the Board of            Officer of the Company since May
Directors, President and            1996. President of the Company
Chief Executive Officer             since 1998. Secretary of the
                                    Company from 1989 to 1998.

C. Robert Hahn,................ 49  Vice President--Service Group of     1995            133,524/(2)(3)/          2.4%
Vice President--Service             the Company since March 2001.
Group and Director                  Chief Operating Officer and Vice
                                    President of the Company from
                                    June 1998 to March 2001.
                                    President of the Company from
                                    June 1996 to June 1998. Vice
                                    President of Sales and Marketing
                                    of the Company from October
                                    1994 to June 1996.

Thomas M. O'Leary,............. 58  Retired from AT&T Corp./Lucent       1996             86,000/(3)/             1.6%
Director                            Technologies, Inc. in 1996.
                                    Business consultant since 1996
                                    and presently member of
                                    Worthington City School Board.
                                    Prior to 1996, employed in a
                                    managerial capacity at AT&T
                                    Corp./Lucent Technologies Inc. in
                                    the following areas:
                                    manufacturing operations,
                                    engineering, product development,
                                    project management, product
                                    repair, and support and sales.

Michael R. Sayre,.............. 45  Executive Vice President,            2001             16,324/(2)(3)/          0.3%
Executive Vice President--          Corporate Strategy and Finance
Corporate Strategy and Finance,     since July 2001, Chief Financial
CFO, Treasurer, Director            Officer and Treasurer since
                                    September 2001. Previously
                                    served on the Board of Directors
                                    and as Executive Vice President
                                    and Chief Financial Officer of
                                    LogiKeep Inc. From 1996 to 2000,
                                    was the Corporate Controller for
                                    Worthington Industries Inc.

   The following is information about directors whose terms of office continue after the Annual Meeting:

                               Class I Directors
                           (Terms Expiring in 2003)

                                                                             Director
                                                                              of the           Shares
  Name of Director and        Principal Occupation(s) During the             Company  Beneficially Owned as of Percent
Position with the Company Age          Past Five Years                        Since      March 1, 2002/(1)/    of Class
------------------------- --- ----------------------------------             -------- ------------------------ --------
Hugh C. Cathey,.......... 51            President--Western Region for          2001            10,000/(3)/       0.2%
Director                                Qwest Communications
                                        International's local exchange
                                        telecom business from January
                                        2000--present. From August
                                        1996--January 2000, President of
                                        Nextlink Ohio, a publicly traded
                                        competitive local exchange
                                        company (CLEC) owned by
                                        cellular phone pioneer Craig
                                        McCaw. President and CEO
                                        of Digital Network, Inc., a publicly
                                        traded telecom company based in
                                        Dallas, TX from 1993 until 1996.
                                        Served 20 years in the
                                        telecommunications industry.

Paul H. Lambert, Director 48            Chief Technology Officer of            2000            18,000/(3)/       0.3%
                                        Fusion Arts Partners since 2001.
                                        Retired from UUNET, a division
                                        of MCI Worldcom, in 2000 after
                                        27 years of service to CompuServe
                                        Incorporated, which was acquired
                                        by MCI Worldcom in 1998. From
                                        July 1999 until retirement, Vice
                                        President and General Manager of
                                        UUNET Hosting Services. Prior to
                                        July 1999, held a variety of
                                        technical and marketing
                                        management positions while at
                                        CompuServe Incorporated,
                                        including Vice President, Network
                                        Technology of CompuServe
                                        Network Services (responsible for
                                        development, engineering,
                                        operations, and administration of
                                        the worldwide CompuServe
                                        network) and Chief Technology
                                        Officer.

                                                                  Director
                                                                   of the           Shares
  Name of Director and        Principal Occupation(s) During the  Company  Beneficially Owned as of Percent
Position with the Company Age          Past Five Years             Since      March 1, 2002/(1)/    of Class
------------------------- --- ----------------------------------- -------- ------------------------ --------
 Robert V.R. Ostrander,.. 56  Chairman of Manex Financial           1997            84,000/(3)/       1.5%
 Director                     Management, Inc.; President of
                              Manex Risk Management, Inc.,
                              Manex Management Services, Inc.,
                              Manex Advisors, Inc., and Omni
                              Financial Securities, Inc. for more
                              than five years.

--------
(1) Unless otherwise indicated below, the persons listed in the foregoing two tables have the sole right to vote and to dispose of the common shares of the Company listed in that person's name.

(2) As trustees of the Pinnacle Data Systems, Inc. 401(k) Profit Sharing Plan, Messrs. Bair, Hahn, and Sayre share the power to vote the Pinnacle shares held in the plan. Each of these individuals is shown as beneficially owning 11,324 shares in the Plan due to the individual's voting power with respect to all Plan shares (which voting power is shared among these individuals and another plan trustee). However, these individuals have no investment power with respect to such shares except for each individual's pecuniary interest in the Plan shares held in his account as a Plan participant.

(3) The shares set forth in the foregoing two tables include the following numbers of shares which may be acquired by the following persons upon the exercise of stock options that are exercisable within the next 60 days:

                       John D. Bair......... 126,000/(5)/
                       C. Robert Hahn....... 122,000
                       Thomas M. O'Leary....  50,000
                       Michael R. Sayre.....       0
                       Hugh C. Cathey.......       0
                       Paul H. Lambert......  16,000
                       Robert V.R. Ostrander  84,000

(4) Includes 8,000 shares held by Joy S. Bair, the spouse of John D. Bair.

(5) Includes 6,000 shares, which may be acquired by Joy S. Bair, the spouse of John D. Bair, upon the exercise of stock options that are exercisable within the next 60 days.

   During 2000 and 2001, Manex Risk Management, Inc., for which Mr. Ostrander, a current Director of the Company, serves as President, was paid commissions of $13,680.41 and $15,388.14, respectively, for acting as agent in connection with the Company's purchase of health, disability and dental insurance for its employees in the total amount of $264,581.02 in 2000 and $497,629.74 in 2001. Of that total commission amount, Mr. Ostrander personally received $8,208.25 for 2000 and $9,232.38 for 2001.

   The only executive officer of the Company not listed above is Christopher L. Winslow, Vice President--Product Group of the Company. Mr. Winslow beneficially owned 21,000 Company shares as of March 1, 2002, which constituted 0.4% of the outstanding Company shares as of such date. Mr. Winslow has sole voting and investment power with respect to the 21,000 Company shares owned by him. The number of shares beneficially owned by Mr. Winslow includes 20,000 Company shares, which may be acquired by Mr. Winslow upon the exercise of options, which are currently exercisable or exercisable within 60 days of March 1, 2002.

   As of March 1, 2002, the number of shares owned by all directors and executive officers of the Company, as a group (8 persons), was 1,790,124 (30.3%). The foregoing amount includes 424,000 shares, which may be acquired upon the exercise of options, which are currently exercisable or exercisable within 60 days of March 1, 2002.

                  Board of Directors Committees and Meetings

   The Board of Directors held ten meetings and took action by written consent two times during 2001. No director attended less than 75% of the aggregate meetings of the Board of Directors, during the time such individual was a Director, and of the committees on which such director served, during the time such Director was a member of such committee. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors has no standing nominating committee or committee performing similar functions and no other standing committees.

   The Board of Directors established the Compensation Committee in December 1999. The members of the Compensation Committee for the period during the Company's 2001 fiscal year prior to February 22, 2001 were Messrs. O'Leary and Ostrander. From February 22, 2001 until October 15, 2001, the members of the Compensation Committee were Messrs. Lambert, O'Leary, and Ostrander. Since October 15, 2001 the members of the Compensation Committee have been Messrs. Cathey, Lambert, O'Leary and Ostrander. The Compensation Committee reviews executive compensation policies and levels of compensation. The Compensation Committee held one meeting during 2001.

   The Board of Directors established an Audit Committee in June 2000, the functions of which are described below in the Audit Committee Report. The members of the Audit Committee for the period during the Company's 2001 fiscal year prior to October 15, 2001 were Messrs. Lambert, O'Leary, and Ostrander. Since October 15, 2001, the members of the Audit Committee have been Messrs. Cathey, Lambert, O'Leary and Ostrander. The Audit Committee held two meetings during 2001. All members of the Audit Committee are independent directors as identified by the rules and regulations of the American Stock Exchange. In March 2002, the Company's Board of Directors re-examined and again approved the adequacy of its Charter, a copy of which was an attachment to last year's proxy statement.

                            Audit Committee Report

   The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. All members of the Committee are "independent," as required by applicable listing standards of the American Stock Exchange. The Committee operates pursuant to a Charter that was last amended and restated by the Board of Directors on March 23, 2001. As set forth in the Charter, management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements contained in the Annual Report on Form 10-KSB for the Company's 2001 fiscal year with management, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

   The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standard, AU 380), as amended. The Audit Committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company, including a written letter from the independent auditors regarding their independence and the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

   The Audit Committee discussed with the Company's chief financial officer and the independent auditors the overall scope and plans for the audit by the independent auditors. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact, independent.

   Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the 2001 fiscal year for filing with the Securities and Exchange Commission. The Committee recommended to the Board of Directors the dismissal of the Company's independent auditors that served during the 2001 fiscal year. The Committee also recommended to the Board of Directors (and the Board has approved) the selection of the Company's independent auditors for the 2002 fiscal year.

                       Submitted by the Audit Committee:

                                Hugh C. Cathey
                             Robert V.R. Ostrander
                               Thomas M. O'Leary
                                Paul H. Lambert

March 20, 2002

                           Compensation of Directors

   Directors who are employees of the Company receive no separate compensation for their services as directors. The whole Board of Directors determines compensation of the non-employee directors after receiving the recommendations of the President. Currently, non-employee directors receive a fee of $500 for each Board Meeting attended and $250 for each committee meeting attended limited to six meetings per committee, however, on October 15, 2001, the board voted to suspend payments to non-employee directors, but continues to accrue the usual fees, until such time as the Company regains profitability. In addition, in May 2001, Messrs. Cathey, Lambert, O'Leary, and Ostrander each received options for 20,000 shares that are exercisable at $2.35 from May 2002 until May 2011.

                            Executive Compensation

   The following table sets forth for the fiscal years ended December 31, 2001, 2000 and 1999, the compensation of the Company's Chief Executive Officer and the other executive officers whose compensation exceeded $100,000 during 2001. No other executive officer of the Company received salary and bonus compensation in excess of $100,000 in the most recent completed fiscal year.

                          Summary Compensation Table

                                                                    Annual         Long Term
                                                                 Compensation     Compensation
                                                                -------------- ------------------
                                                                               Securities   All
                                                                                 Under-    Other
                                                                                 Lying    Compen-
                                                         Fiscal Salary  Bonus   Options/  sation
Name and Positions                                        Year   ($)     ($)   SAR's (1)  ($) (2)
------------------                                       ------ ------- ------ ---------- -------
John D. Bair............................................  2001  175,008      0   60,000   18,572
Chairman of the Board of Directors, President, and Chief  2000  167,919 53,752   10,000    4,500
Executive Officer                                         1999  148,500 18,158   16,000    2,498

C. Robert Hahn..........................................  2001  151,250      0   30,000   12,216
Vice President--Service Group                             2000  156,010 53,352   10,000    4,500
                                                          1999  137,500 18,158   16,000    3,000

Christopher L. Winslow..................................  2001  160,000      0   15,000      308
Vice President--Product Group                             2000   43,127 11,109   60,000        0

--------
(1) Amounts in this column have been adjusted to give effect to a 2-for-1 stock split, which became effective March 31, 2000, and a 2-for-1 stock split which became effective October 31, 2000, as if the stock splits were effective prior to the issuance of the securities.
(2) Amounts in this column for 2001 reflect (a) payment of unused paid time off at 12/31/00 for the benefit of Messrs. Bair ($14,450), Hahn ($12,216) and Winslow ($308) and (b) reimbursement of $4,122 to Mr. Bair for premiums made by Mr. Bair for a whole life insurance policy. Amounts in this column for 1999 and 2000 reflect matching contributions made by the Company to its 401(k) Profit Sharing Plan for the benefit of Messrs. Bair and Hahn.

                       Option Grants in Last Fiscal Year

   The following table indicates information about stock options granted to the Company's Chief Executive Officer and the other executive officers named in the summary compensation table during 2001.

                           Number of     Percent of
                           Securities   Total Options
                           Underlying    Granted to   Exercise or
                            Options     Employees in  Base Price  Expiration
   Name                    Granted(#)    Fiscal Year    ($/sh)       Date
   ----                   ------------- ------------- ----------- ----------
   John D. Bair.......... 60,000 shares     20.7%       $2.585    5/23/2006
   C. Robert Hahn........ 30,000 shares     10.3%       $2.350    5/23/2011
   Christopher L. Winslow 15,000 shares      5.2%       $2.350    5/23/2011

               Stock Option Exercises and Year End Option Values

   The following table indicates stock option exercises during 2001 by the Company's Chief Executive Officer and the other executive officers named in the summary compensation table, and the value, as of December 31, 2001 of unexercised options:

                                                  Number of
                                                 Securities        Value of
                                                 Underlying      Unexercised
                                                 Unexercised     in-the-Money
                                                 Options at       Options at
                          Shares                 12/31/01(#)     12/31/01(#)
                       Acquired on     Value    Exercisable/     Exercisable/
Name                   Exercise (#) Realized(1) Unexercisable  Unexercisable(2)
----                   ------------ ----------- -------------- ----------------
John D. Bair..........      $0          $0      126,000/60,000    $61,750/$0
C. Robert Hahn........      $0          $0      122,000/30,000    $68,300/$0
Christopher L. Winslow      $0          $0       20,000/55,000      $0/$0

--------
(1) Aggregate market value of the shares covered by the option less the aggregate price paid by such person. The aggregate market value of shares covered by the option was determined by the sale price of such shares, if they were sold by the executive officer immediately upon their acquisition, or, if not, by the last reported sale price of the Company shares on the American Stock Exchange on the date prior to the exercise of the option.

(2) The value of in-the-money options was determined by subtracting the exercise price from the last reported sale price of the Company shares on the American Stock Exchange on December 31, 2001, the last trading day of 2001.

                             Employment Agreements

   The Company has entered into an employment agreement with John D. Bair, its Chairman of the Board, President and Chief Executive Officer. The agreement is for a term ending on August 31, 2003, and provides for an annual salary of $185,000 or such higher amount as shall be determined by the Board of Directors or the Compensation Committee plus, as a bonus, a percentage of pre-tax net income or other amount to be determined by the Board of Directors or Compensation Committee annually. The agreement also provides for the reimbursement of premiums on a $500,000 face amount whole life insurance policy insuring the life of Mr. Bair (with beneficiaries designated by Mr. Bair), the payment of technical and professional development benefits, and one-time reimbursement of legal fees for Mr. Bair's personal estate planning, in addition to those benefits generally available to other employees. If the Company terminates Mr. Bair's employment without cause, he is entitled to a severance payment equal to one year's base salary.

   The Company has entered into an employment agreement with C. Robert Hahn, its Vice President--Service Group. The agreement is for a term ending on September 1, 2003, and provides for an annual salary of $151,250 plus, as a bonus, a percentage of pre-tax net income or other amount to be determined by the Board of Directors or Compensation Committee annually. The agreement also provides for those benefits generally available to other employees. If the Company terminates Mr. Hahn's employment without cause, he is entitled to a severance payment equal to one year's base salary.

   The Company has entered into an employment agreement with Christopher L. Winslow, its Vice President--Product Group. The agreement is for a term ending on August 31, 2002, and provides for an annual salary of $160,000 plus, as a bonus, a percentage of pre-tax net income or other amount to be determined by the Board of Directors or Compensation Committee annually. The agreement also provides for those benefits generally available to other employees. If the Company terminates Mr. Winslow's employment without cause, he is entitled to a severance payment equal to one year's base salary.

   The Company has entered into an employment agreement with Michael R. Sayre, its Vice President--Corporate Strategy and Finance. The agreement is for a term ending on September 31, 2003, and provides for an annual salary of $140,000 plus a bonus of $50,000 for 2002 based upon the achievement of goals established by the Board of Directors. The agreement also provides for those benefits generally available to other employees. If the Company terminates Mr. Sayre's employment without cause after June 30, 2002, he is entitled to a severance payment equal to six months base salary.

            Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements of beneficial ownership of the Company's shares of common stock. Based on a review of the forms submitted to the Company during and with respect to its most recent fiscal year, no person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), failed to file, on a timely basis, reports required by section 16(a) of the Exchange Act during the Company's most recent fiscal year or prior fiscal years.

                    Principal Holders of Voting Securities

   The following table sets forth certain information with respect to the only person known by the Company to own beneficially more than 5% of its common shares:

                                          Amount and Nature of     Percent of
   Name and Address of Beneficial Owner Beneficial Ownership /(1)/ Ownership
   ------------------------------------ -------------------------  ----------
       John D. Bair....................      1,443,924/(2)/           25.7%
       Pinnacle Data Systems, Inc.
       6600 Port Road
       Groveport, Ohio 43125

--------
(1) Beneficial ownership as of March 1, 2002. Except as otherwise indicated below, the person listed in the foregoing table has the sole right to vote and to dispose of the common shares of the Company listed in his name.
(2) Includes 126,000 shares which may be acquired by Mr. Bair upon the exercise of options which are currently exercisable or exercisable within 60 days of March 1, 2002; 8,000 shares held by Joy S. Bair, the spouse of John D. Bair; 6,000 shares which may be acquired by Joy S. Bair, the spouse of John
    D. Bair, upon the exercise of options which are currently exercisable or exercisable within 60 days of March 1, 2002; and 11,324 shares held in the Pinnacle Data Systems, Inc. 401(k) Profit Sharing Plan over which Mr. Bair shares voting power as a trustee.

                   PROPOSAL TWO:  RATIFICATION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

   On March 20, 2002, Hausser + Taylor LLP was dismissed as the independent accountant for the Company. The decision to dismiss Hausser + Taylor LLP was recommended by the Company's Audit Committee and approved by its Board of Directors. The reports of Hausser + Taylor LLP on the Company's financial statements for 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's 2000 and 2001 fiscal years and during 2002 preceding the dismissal of Hausser + Taylor LLP, the Company had no disagreements with Hausser + Taylor LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Hausser + Taylor LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the two most recently completed fiscal years and during 2002, Hausser + Taylor LLP (i) did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) did not advise the Company that information had come to its attention that made it unwilling to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management; (iii) did not advise the Company of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recently completed fiscal years or during 2002, that would or if further investigated might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).

   The Company provided Hausser + Taylor LLP with a copy of the disclosures it made in response to Item 304(a) in advance of the day that such disclosures were filed by the Company on Form 8-K on March 25, 2002. Hausser + Taylor LLP furnished the Company with the letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company in response to Item 304(a) attached hereto as Exhibit A.

   Based upon the recommendation of the Company's Audit Committee, the Board of Directors has selected Deloitte & Touche LLP as the Company's new independent accountant as of March 20, 2002. Prior to such date, the Company did not consult with Deloitte & Touche LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by Deloitte & Touche LLP on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and Hausser + Taylor LLP or otherwise a reportable event (both as described in Item 304(a)(1)(iv) of Regulation S-B and its related instructions). The Company requested that Deloitte & Touche LLP review the foregoing disclosure as contained in its Form 8-K filed March 25, 2002.

   The Board of Directors has directed management to submit the board's selection of Deloitte & Touche LLP as the Company's independent accountant to the shareholders for ratification at the Annual Meeting. As discussed above, Hausser + Taylor LLP was formerly the Company's independent accountants and audited its financial statements since 1996, including the last fiscal year. Representatives of both Hausser + Taylor LLP (the Company's principal accountants for 2001) and Deloitte & Touche LLP (the Company's principal accountants for the current year) are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire, but the Company does not currently anticipate that they will do so. They are expected to be available to respond to appropriate questions.

   Hausser + Taylor LLP has a relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which Hausser + Taylor LLP's partners provide non-audit services. As a result of this arrangement, Hausser + Taylor LLP has no full time employees, and, therefore, 100% of the audit services performed were provided by persons other than permanent full-time employees of Hausser + Taylor LLP. Hausser + Taylor LLP manages and supervises the audit and audit staff and is exclusively responsible for the opinion rendered in connection with its examination.

                                  Audit Fees

   The aggregate fees billed by Hausser + Taylor LLP for professional services for the audit and review of the Company's 2001 financial statements amounted to $60,000. Deloitte & Touche LLP did not render any professional services relating to the audit and review of the Company's 2001 financial statements.

         Financial Information Systems Design and Implementation Fees

   The aggregate fees billed by Hausser + Taylor LLP for professional services for information and technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001, were $0.00. Deloitte & Touche LLP rendered no such services for the Company in the 2001 fiscal year.

                                All Other Fees

   The aggregate fees billed by Hausser + Taylor LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2001, were $0.00. Deloitte & Touche LLP rendered no such services for the Company in the 2001 fiscal year.

   Shareholders are not required by Ohio General Corporation Law to ratify the selection of Deloitte & Touche LLP as the Company's independent accountants. However, the Board of Directors is submitting the selection of Deloitte & Touche LLP to shareholders for ratification as a matter of good corporate practice. If shareholders do not ratify the selection of Deloitte & Touche LLP as the Company's independent accountants, the Board of Directors will reconsider its selection. Even if its selection is ratified, the Board of Directors may in its discretion hire different independent accountants at any time during the year if it determines that a change in independent accountants would be in the best interest of the Company and its shareholders.

   The Audit Committee has considered whether the provision of services rendered for fees disclosed under the captions "Financial Information Systems and Design and Implementation" and "All Other Fees" are compatible with the principal accountant's independence, and has not found such services to be incompatible with the independence of the accountants.

   The Board of Directors unanimously recommends a vote "For" ratification of its selection of Deloitte & Touche LLP as the Company's independent accountants.

                             SHAREHOLDER PROPOSALS

   Proposals of shareholders intended to be presented at the 2003 Annual Meeting of shareholders must be received by the Company for inclusion in the proxy statement and form of proxy on or before 120 days in advance of the first anniversary of the date of this proxy statement. Proposals may be no more than 500 words long, including any accompanying supporting statement.

   For any proposal that is not submitted for inclusion in next year's proxy statement, but instead is sought to be presented directly at next year's annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on February 14, 2003 and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) the Company does not receive notice of the proposal prior to the close of business on February 14, 2003.

                                 OTHER MATTERS

   Management does not know of any other matters that may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxy in accordance with their judgment on such matters.

   The Company will bear the cost of soliciting proxies. In addition to the use of the mails, officers, directors, and regular employees may solicit proxies, personally or by telephone or telegraph. The Company will reimburse banks, brokers, and nominees for any out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of shares held by any banks, brokers or nominees. If follow-up requests for proxies are necessary, the Company may employ other persons to make these requests.

                                          Joy S. Bair,
                                          Secretary

                                                                      EXHIBIT A

HAUSSER+TAYLOR LLP
Business advisors and certified public accountants
--------------------------------------------------------------------------------
191 West Nationwide Blvd. Suite 400, Columbus, Ohio 43215-2591
614/358-0473 . FAX: 614/224-4197 . www.hausser.com

                                          March 21, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously principal accountants for Pinnacle Data Systems, Inc. ("Pinnacle") and on February 5, 2002, we reported on the financial statements of Pinnacle as of and for the two years ended December 31, 2001. On March 20, 2002, we were dismissed as principal accountants of Pinnacle. We have read Pinnacle's statements under item 4 of its form 8-K for March 20, 2002, and we agree with such statements.

                                          Yours truly,


                                                      /s/  HAUSER+TAYLOR LLP
                                                   -----------------------------
                                                        HAUSSER+TAYLOR LLP

Columbus, Ohio
March 20, 2002

NEXIA
International
Logo        Cleveland      Beachwood      Canton      Columbus      Elyria

                                     Proxy
                          PINNACLE DATA SYSTEMS, INC.

          This Proxy Is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints John D. Bair, C. Robert Hahn, and Michael
R. Sayre, and each of them, with full power of substitution, proxies to vote and act with respect to all common shares, without par value (the "Shares"), of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Company's principal executive offices located at 6600 Port Road, Groveport, Ohio 43125 on Thursday, April 25, 2002, at 10:00 a.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if present in person, on the following proposals and any other matters that may properly come before the Annual Meeting.

     The shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instructions given by the undersigned, but if no instructions are given, this Proxy will be voted to elect all directors as set forth in Item 1 below, FOR the proposal listed in Item 2 below and in the discretion of the proxies, on any other matters which may properly come before the Annual Meeting or any adjournments thereof.

              DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

                PINNACLE DATA SYSTEMS, INC. 2002 ANNUAL MEETING

1. ELECTION OF DIRECTORS:
(Class II Directors)
1 - John D. Bair    3 - Thomas M. O'Leary         [ ] FOR all nominees listed
2 - C. Robert Hahn  4 - Michael R. Sayre                to the left (except
                                                        as specified below).

                                                  [ ] WITHHOLD AUTHORITY
                                                        to vote for all nominees
                                                        listed to the left.

(Instructions: To withhold authority to vote for
any indicated nominee, write the number(s) of the
nominee(s) that you are not voting for in the box
provided to the right).                           [                     ]


2. PROPOSAL TO RATIFY THE SELECTION OF
DELOITTE & TOUCHE LLP AS THE COMPANY'S
INDEPENDENT ACCOUNTANTS FOR THE YEAR
ENDING DECEMBER 31, 2002.                         [ ] FOR [ ]AGAINST [ ]ABSTAIN



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Check appropriate box
Indicate changes below:
Address Change? [ ]     Name Change? [ ]          Date
                                                      ---------------------

NO. OF SHARES
[                                ]
Shareholder/Co-holder Signature(s)
Please be sure to sign and date this Proxy in the box above.